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                                                                    EXHIBIT 10.2

                           EMPLOYEE SERVICES AGREEMENT

THIS AGREEMENT made as of the 15th day of October, 2000.

BETWEEN:

         BLADE INTERNET VENTURES INC.

         (herein the "Company")

AND:

         DAVID NORMAN

         (herein the "Employee")

WHEREAS the Company has requested the Employee to perform management services for the Company;

AND WHEREAS the Employee has agreed to perform the Services required by the Company;

NOW THEREFORE this Agreement witnesseth that in consideration of the premises and for other good and valuable consideration and the mutual covenants herein contained, the Parties hereto hereby covenant and agree as follows:


1.       INTERPRETATION

1.1 For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) "this Agreement" means this Agreement of Employment as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

         (b) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph, subparagraph or other subdivision;

         (c) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any portion hereof; and


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         (d)      a reference to a statute includes all regulations made
                  pursuant thereto, all amendments to such statute or regulations enforced from time to time and any statute or regulation which supplements or supercedes such statute or regulation.

1.2 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

2.       ENGAGEMENT OF EMPLOYEE FOR SERVICES

2.1 The Company hereby agrees to retain David Norman to serve during the term of this Agreement subject to the terms hereof as President of the Company.

2.2 The "Term of Retainer" as used herein shall mean that period beginning on October 15, 2000 and continuing to October 15, 2005 unless this Agreement is earlier terminated pursuant to the terms of section 3 hereof.

2.3 Subject as herein provided, during the Term of Retainer, David Norman shall perform the services of President of the Company to carry out the polices and programs as established by the board of directors of the Company from time to time and David Norman shall have all such powers and shall be entitled to exercise all such authority as is customarily held and exercised by a President in connection with his duties under this Agreement.

2.4 During the Term of Retainer the Company shall pay to the Employee a basic retainer fee of $8,000 US per month payable on the 31st day of each calendar month for the ensuing month and without deduction. In addition, the Company shall pay to the Employee the following: (all of the payments in this section 2.4 shall be referred to as "the Compensation")

         (a) all vouchered out of pocket expenses incurred by the Employee in connection with his duties under this Agreement, such payments or reimbursements shall be made immediately upon submission by the Employee of vouchers, bills or receipts for such expenses;

         (b) all reasonable fees, dues and expenses of David Norman's membership in one or more such clubs or organizations as are customarily joined by executive officers of corporations of similar size and that carry-on a similar type of business as that carried on by the Company;

         (c) payment of Medical Services Plan premium or equivalent Health Benefits Plan for David Norman plus his immediate family members and dental expenses for the aforesaid persons to a maximum of $5,000 in aggregate per year; and

         (d) such rights and benefits under any stock option plan adopted by the Company from time to time at the discretion of the board of directors.


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2.5      The Board of Directors of the Company shall in the month of October in each year review the Employee's total remuneration and shall increase its compensation:

         (a) to compensate for any increase in the average cost of living in Vancouver, British Columbia during the previous twelve months period, but not less than 10%;

         (b) to compensate for merit shown by David Norman in the performance of the duties being supplied by him.

2.6 During the Term of Retainer, the Employee shall be entitled not to provide services for 3 weeks annually for purposes of permitting him to have a holiday of not less than three weeks in each calendar year at such times has he may, using reasonable discretion as to the best interests of the Company, determine. The Employee shall advise the Board of Directors in advance of any holiday plans.

3.       TERMINATION

3.1 This Agreement shall have a term of five (5) years commencing October 15, 2000.

3.2 Notwithstanding the term hereof, the Employee may terminate his retainer pursuant to this Agreement by giving the Company sixty days' written notice of his intention to terminate at any time. Such termination shall be without penalty to the Employee.

3.3 The Company may terminate the Employee without cause by providing twenty-four (24) months prior written notice of its intention to terminate same or by making payments equal to 24 times the monthly retainer in lieu of such notice or part thereof.

3.4 In the event of the Company terminating the Employee's retainer hereunder, the Company shall pay to or provide for the Employee the following:

         (a) within thirty days of such termination the Compensation and other remuneration to the date of termination and two years' Compensation plus one month's Compensation for every year of service in excess of one year as damages and compensation for loss of office and for the termination of this employment contract; and

         (b) the continuation of all benefits provided pursuant to the provisions of paragraph 2.4 hereof for the period of one year or until David Norman obtains employment elsewhere, whichever occurs first.

3.5 In the event of the Employee terminating his employment hereunder pursuant to the provisions of paragraph 3.2 hereof, the Company shall pay to or provide for the Employee within thirty days of such termination the Compensation and other remuneration to the date of termination.


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3.6      If the Employee's retainer hereunder shall terminate by reason of the death of David Norman, then the Compensation and other remuneration and benefits payable to shall be payable to his wife (Suzanne Norman) for a period of six (6) months after termination by virtue of the death of David Norman.

3.7 This Agreement may be terminated by the Company without notice to the Employee if while performing the services of President he is guilty of fraud, gross neglect or willful misconduct.

4.       OBLIGATIONS OF THE EMPLOYEE

4.1 David Norman agrees to act at all times in good faith and in the best interest of the Company.

5.       SEVERABILITY

5.1 If any provision of this Agreement is unenforceable or invalid for any reason whatsoever, such provision shall be severable from the remainder of this Agreement and validity of the remainder shall continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

6.       WAIVER

6.1 No consent or waiver, express or implied, by any Party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

         (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this paragraph;

         (b) be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

         (c)      constitute a general waiver under this Agreement; or

         (d) eliminate or modify the need for a specific consent or waiver pursuant to this paragraph in any other or subsequent instance.

7.       NOTICE

7.1 All notices, requests, demands or directions to one Party of this Agreement to another shall be in writing and delivered as follows:

         (a)      if to the Company:

                  Blade Internet Ventures Inc.


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         (b)      if to the Employee:

                  David Norman

or to such other address as may be specified to one Party to the other in a notice given in the manner herein provided.

8.       ENTIRE AGREEMENT

8.1 This Agreement constitutes the entire Agreement between the Parties and there are no representations or warranties, express or implied, statutory or otherwise or no agreements collateral hereto other than expressly set forth or referred to herein.

9.       ASSIGNMENT

9.1 This Agreement is non-assignable by any of the parties hereto without the prior written consent of the other parties.

10.      CONSTRUCTION

10.1 The relationship of the parties hereto is to be construed as employee and not as a master and servant relationship.

11.      BINDING EFFECT

11.1 This Agreement shall be binding upon and enure to the benefit of the parties and their respective successors.

12.      ARBITRATION

12.1 Any controversy or claim arising out of or relating to this Agreement or any breach of this Agreement shall be finally settled by arbitration in accordance with the provisions of the Arbitration Act of British Columbia.


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IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED

THE COMPANY                                     THE EMPLOYEE

NAME:  BLADE INTERNET VENTURES                  NAME:  DAVID NORMAN

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                                                Signature
TITLE:  C.E.O.

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Signature

TITLE:   PRESIDENT

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Signature